Exhibit 99.1

AMSC Reports Fourth Quarter and Full Fiscal Year 2020 Financial Results and Provides Business Outlook

Company to host conference call tomorrow, June 3 at 10:00 am ET

Ayer, MA – June 2, 2021 – AMSC (Nasdaq: AMSC), a leading system provider of megawatt-scale power resiliency solutions that orchestrate the rhythm and harmony of power on the grid™, and that protect and expand the capability and resiliency of our Navy’s fleet, today reported financial results for its fourth quarter and fiscal year ended March 31, 2021 ("fiscal 2020").

Revenues for the fourth quarter of fiscal 2020 were $21.2 million compared with $18.1 million for the same period of fiscal 2019. The year-over-year increase was driven by higher Grid segment revenues.

AMSC’s net loss for the fourth quarter of fiscal 2020 was $7.6 million, or $0.29 per share, compared to net loss of $5.9 million, or $0.27 per share, for the same period of fiscal 2019.  The Company’s non-GAAP net loss for the fourth quarter of fiscal 2020 was $5.6 million, or $0.21 per share, compared with a non-GAAP net loss of $5.1 million, or $0.24 per share, in the same period of fiscal 2019. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Revenues for the full fiscal year 2020 were $87.1 million as compared to $63.8 million in fiscal year 2019.  The increase in revenues was driven by the contribution from the acquisition of NEPSI™ as well as growth in the D-VAR, Volt Var Optimization ("VVO") and SPS product lines.  AMSC reported a net loss for the fiscal year 2020 of $22.7 million, or $0.95 per diluted share, compared to net loss of $17.1 million, or $1.03 per diluted share in fiscal year 2019. The Company's non-GAAP net loss for the full year fiscal 2020 was $14.1 million, or $0.59 per share, compared with a non-GAAP net loss of $19.5 million, or $0.93 per share, for fiscal year 2019.  Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents, marketable securities and restricted cash on March 31, 2021 totaled $80.7 million, compared with $66.1 million at March 31, 2020.  Cash, cash equivalents, marketable securities and restricted cash on March 31, 2021 do not reflect the impact of the Company’s acquisition of Neeltran, Inc., which occurred subsequent to the end of the period.

“In fiscal 2020, we grew our Grid business by over 40% - our sixth consecutive year of grid growth,” said Daniel P. McGahn, Chairman, President and CEO, AMSC. “With the acquisition of NEPSI and more recently, Neeltran, we have diversified our business by geography and by market, expanded our total addressable market for new energy power systems to nearly $3 billion and have accelerated our path toward profitability. I am grateful for our team’s commitment and delivery on a successful fiscal year 2020 and look forward to continue to grow revenue in fiscal year 2021.”

AMSC Reports Q4FY20 Results	Page 2

Business Outlook

For the first quarter ending June 30, 2021, AMSC expects that its revenues will be in the range of $22 million to $26 million.  The Company’s net loss for the first quarter of fiscal 2021 is expected not to exceed $6.5 million, or $0.24 per share.  The Company’s net loss guidance assumes no changes in contingent consideration nor any purchase accounting adjustments associated with the Neeltran Acquisition. The Company's non-GAAP net loss (as defined below) is expected not to exceed $4.6 million, or $0.17 per share.  The Company expects operating cash flow to be a burn of $4 million to $6 million in the first quarter of fiscal 2021.  The Company expects cash, cash equivalents, marketable securities and restricted cash on June 30, 2021, to be no less than $60 million.

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Thursday, June 3, 2021, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at http://www.amsc.com/investors.  To preregister for the call, go to ClickToJoinLink.  Callers who click the link will be able to enter their information to gain immediate access to the call and bypass the live operator. Participants may preregister 15 minutes prior to the scheduled start time.  The live call can also be accessed by dialing 866-248-8441 or 323-289-6581 and using conference ID 8268096. A replay of the call may be accessed 2 hours following the call by dialing 888-203-1112 or 719-457-0820 and using conference passcode 8268096.

About AMSC (Nasdaq: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance.  Through its Marinetec™ Solutions, AMSC provides ship protection and is developing propulsion and power management solutions designed to help fleets increase system efficiencies, enhance power quality and boost operational safety.  Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. The Company’s solutions are enhancing the performance and reliability of power networks, increasing the operational safety of navy fleets, and powering gigawatts of renewable energy globally. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, American Superconductor, D-VAR, D-VAR VVO, Gridtec, Marintec, Windtec, Smarter, Cleaner … Better Energy, Orchestrate the Rhythm and Harmony of Power on the Grid and NEPSI are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

AMSC Reports Q4FY20 Results	Page 3

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release regarding our goals and strategies; our expectation that we will be a more diversified business;  our expectations related to our total addressable market and path toward profitability; our expected GAAP and non-GAAP financial results for the quarter ending June 30, 2021, our expected cash, cash equivalents, marketable securities, and restricted cash balance on June 30, 2021; and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: We have a history of operating losses, which may continue in the future. Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; We have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; We may be required to issue performance bonds or provide letters of credit, which restricts our ability to access any cash used as collateral for the bonds or letters of credit; Changes in exchange rates could adversely affect our results of operations; If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; We may not realize all of the sales expected from our backlog of orders and contracts; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government. The continued funding of such contracts remains subject to annual congressional appropriation, which, if not approved, could reduce our revenue and lower or eliminate our profit; The COVID-19 pandemic could adversely impact our business, financial condition and results of operations; Changes in U.S. government defense spending could negatively impact our financial position, results of operations, liquidity and overall business; We rely upon third-party suppliers for the components and subassemblies of many of our Grid and Wind products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Uncertainty surrounding our prospects and financial condition may have an adverse effect on our customer and supplier relationships; We may experience difficulties re-establishing our HTS wire production capability in our Ayer, Massachusetts facility; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects;  Historically, a significant portion of our revenues have been derived from a single customer and if this customer’s business is negatively affected, it could adversely impact our business; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; Failure to comply with evolving data privacy and data protection laws and regulations or to otherwise protect personal data, may adversely impact our business and financial results; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; If we fail to implement our business strategy successfully, our financial performance could be harmed; Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; Many of our customers outside of the United States may be either directly or indirectly related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have had limited success marketing and selling our superconductor products and system-level solutions, and our failure to more broadly market and sell our products and solutions could lower our revenue and cash flow; We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; Our success depends upon the commercial adoption of the REG system, which is currently limited, and a widespread commercial market for our products may not develop; Adverse changes in domestic and global economic conditions could adversely affect our operating results; We have operations in, and depend on sales in, emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets. Changes in India’s political, social, regulatory and economic environment may affect our financial performance; Our products face competition, which could limit our ability to acquire or retain customers; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy; Lower prices for other fuel sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business; We may be unable to adequately prevent disclosure of trade secrets and other proprietary information; Our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; We face risks related to our intellectual property; We face risks related to our technologies; We face risks related to our legal proceedings; We face risks related to our common stock; and the important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2021, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q4FY20 Results	Page 4

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,
	2021	2020	2021	2020
Revenues
Grid	$19,380	$13,008	$70,528	$49,585
Wind	1,784	5,133	16,597	14,253
Total revenues	21,164	18,141	87,125	63,838

Cost of revenues	18,226	15,623	69,671	54,393

Gross margin	2,938	2,518	17,454	9,445

Operating expenses:
Research and development	2,768	2,644	11,015	9,565
Selling, general and administrative	6,713	5,944	25,322	22,669
Amortization of acquisition related intangibles	621	85	1,222	340
Loss on contingent consideration	320	—	3,060	—
Total operating expenses	10,422	8,673	40,619	32,574

Operating loss	(7,484)	(6,155)	(23,165)	(23,129)

Change in fair value of warrants	—	—	—	4,648
Interest income, net	53	226	426	1,327
Other (expense) income, net	149	208	(771)	253
Loss before income tax expense	(7,281)	(5,721)	(23,510)	(16,901)

Income tax (benefit) expense	335	165	(832)	195

Net loss	$(7,616)	$(5,886)	$(22,678)	$(17,096)

Net loss per common share
Basic	$(0.29)	$(0.27)	$(0.95)	$(0.81)
Diluted	$(0.29)	$(0.27)	$(0.95)	$(1.03)

Weighted average number of common shares outstanding
Basic	26,533	21,581	23,879	20,985
Diluted	26,533	21,581	23,879	21,069

AMSC Reports Q4FY20 Results	Page 5

CONSOLIDATED BALANCE SHEET

(In thousands, except per share data)

	March 31,	March 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$67,814	$24,699
Marketable securities	5,140	30,149
Accounts receivable	13,267	16,987
Inventory	13,306	18,975
Prepaid expenses and other current assets	3,546	2,959
Restricted cash	2,157	508
Total current assets	105,230	94,277

Marketable securities, long term portion	—	5,046
Property, plant and equipment, net	8,997	8,565
Intangibles, net	9,153	3,550
Right-of-use asset	3,747	3,359
Goodwill	34,634	1,719
Restricted cash	5,568	5,657
Deferred tax assets	1,223	1,551
Other assets	314	385
Total assets	$168,866	$124,109

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$19,810	$22,091
Lease liability, current portion	612	439
Contingent consideration	7,050	—
Deferred revenue, current portion	13,266	18,430
Total current liabilities	40,738	40,960

Deferred revenue, long term portion	7,991	7,712
Lease liability, long term portion	3,246	3,000
Deferred tax liabilities	274	180
Other liabilities	25	38
Total liabilities	52,274	51,890

Stockholders' equity:
Common stock, $0.01 par value, 75,000,000 shares authorized; 27,988,536 and 22,902,288 shares issued and 27,593,400 and 22,604,410 shares outstanding at March 31, 2021 and 2020, respectively	280	229
Additional paid-in capital	1,121,495	1,053,507
Treasury stock, at cost, 395,136 and 297,878 shares at March 31, 2021 and 2020, respectively	(3,593)	(2,666)
Accumulated other comprehensive loss	(277)	(216)
Accumulated deficit	(1,001,313)	(978,635)
Total stockholders' equity	116,592	72,219
Total liabilities and stockholders' equity	$168,866	$124,109

AMSC Reports Q4FY20 Results	Page 6

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended March 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(22,678)	$(17,096)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	5,352	4,308
Stock-based compensation expense	3,485	1,922
Provision for excess and obsolete inventory	1,762	1,276
Deferred income taxes	(1,221)	(1,714)
Change in fair value of contingent consideration	3,060	—
Change in fair value of warrants	—	(4,648)
Non-cash interest (income) expense	(94)	(308)
Other non-cash items	272	329
Unrealized foreign exchange loss/(gain) on cash and cash equivalents	363	(319)
Changes in operating asset and liability accounts:
Accounts receivable	5,193	(9,159)
Inventory	8,106	(8,143)
Prepaid expenses and other current assets	823	373
Accounts payable and accrued expenses	(5,047)	5,894
Deferred revenue	(8,057)	10,788
Net cash used in operating activities	(8,681)	(16,497)

Cash flows from investing activities:
Purchase of property, plant and equipment	(1,764)	(3,630)
Proceeds from the sale of property, plant and equipment	—	3,001
Purchase of marketable securities	—	(35,000)
Sale of marketable securities	30,152	—
Cash paid for acquisition, net of cash received	(26,000)	—
Purchase of intangible assets	—	(1,000)
Change in other assets	81	8
Net cash provided by (used in) investing activities	2,469	(36,621)

Cash flows from financing activities:
Employee taxes paid related to net settlement of equity awards	(927)	(565)
Proceeds from exercise of warrants	—	6,139
Proceeds from public equity offering, net	51,477	—
Proceeds from exercise of employee stock options and ESPP	278	202
Net cash provided by financing activities	50,828	5,776

Effect of exchange rate changes on cash, cash equivalents and restricted cash	59	8

Net increase (decrease) in cash, cash equivalents and restricted cash	44,675	(47,334)
Cash, cash equivalents and restricted cash at beginning of year	30,864	78,198
Cash, cash equivalents and restricted cash at end of year	$75,539	$30,864

AMSC Reports Q4FY20 Results	Page 7

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS

(In thousands, except per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2021	2020	2021	2020
Net loss	$(7,616)	$(5,886)	$(22,678)	$(17,096)
Stock-based compensation	888	686	3,485	1,922
Amortization of acquisition-related intangibles	811	85	1,697	340
Change in fair value of warrants	320	—	3,060	(4,648)
Acquisition costs	—	—	313	—
Non-GAAP net loss	(5,597)	(5,115)	(14,123)	(19,482)

Non-GAAP net loss per share	$(0.21)	$(0.24)	$(0.59)	$(0.93)
Weighted average shares outstanding - basic and diluted	26,533	21,581	23,879	20,985

RECONCILIATION OF GAAP OPERATING CASH FLOW TO NON-GAAP OPERATING CASH FLOW

(In thousands)

	March 31, 2021	March 31, 2020
Operating cash flow	$(8,681)	$(16,497)
Sinovel settlement (net of legal fees and expenses)	—	1,000
Tax effect of Sinovel settlement, net	—	3,323
Non-GAAP operating cash flow	$(8,681)	$(12,174)

Reconciliation of Forecast GAAP Net Loss to Non-GAAP Net Loss

(In millions, except per share data)

Three months ending
June 30, 2021
Net loss	$(6.5)
Stock-based compensation	0.7
Amortization of acquisition-related intangibles	0.7
Acquisition costs	0.5
Non-GAAP net loss	$(4.6)
Non-GAAP net loss per share	$(0.17)
Shares outstanding	26.6

AMSC Reports Q4FY20 Results	Page 8

Note: Non-GAAP net loss is defined by the Company as net income (loss) before; stock-based compensation;amortization of acquisition-related intangibles; changes in fair value of warrants; other non-cash or unusual charges, and acquisition costs. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance.  The Company does not expect a further gain on sale of minority investments or gain on Sinovel settlement, net, and the Company no longer has any warrants outstanding, therefore the Company's non-GAAP net loss guidance does not include the impact from these adjustments.  Actual GAAP and non-GAAP net loss for the fiscal quarter ending June 30, 2021, including the above adjustments, may differ materially from those forecasted in the table above, including as a result of changes in the fair value of contingent consideration or purchase accounting adjustments associated with the acquisition of Neeltran.

Non-GAAP operating cash flow is defined by the Company as operating cash flow before: Sinovel settlement (net of legal fees and expenses); tax effect of Sinovel settlement; and other unusual cash flows or items. The Company believes non-GAAP operating cash flow assists management and investors in comparing the Company’s operating cash flow across reporting periods on a consistent basis by excluding these non-recurring cash items that it does not believe are indicative of its core operating cash flow.

Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net loss is set forth in the table above.

AMSC Contacts

Investor Relations Contact:

LHA Investor Relations

Sanjay M. Hurry

(212) 838-3777

amscIR@lhai.com

Public Relations Contact:

RooneyPartners LLC

Bob Cavosi

646-638-9891

rcavosi@rooneyco.com

AMSC Communications Manager:

Nicol Golez

Phone: 978-399-8344

Email: Nicol.Golez@amsc.com